Accrued Severance Pay	12 Months Ended
Dec. 31, 2011
Accrued Severance Pay

Note 7 — Accrued Severance Pay

Under Israeli law, the Subsidiary is required to make severance payments to dismissed employees, and employees leaving employment in certain other circumstances. All of the Subsidiary’s employees signed agreements with the Subsidiary, limiting the Subsidiary’s severance liability to actual deposits in the insurance policies, as per Section 14 of the Severance Payment Law of 1963.

The recorded severance liability represents special contractual amounts to be paid to our former Chief Executive Officer, upon termination of his respective employment agreement (see Note 17 for subsequent events). There are no statutory or agreed-upon severance arrangements with U.S. employees. Severance pay expense, net, for the current year amounted to $56 thousand (2010 — $168 thousand, cumulative from inception — $1,040 thousand).